                                                                    Exhibit 99.1



[THE ST. PAUL LOGO]                                            [TRAVELERS LOGO]

FOR IMMEDIATE RELEASE

             THE ST. PAUL COMPANIES AND TRAVELERS PROPERTY CASUALTY
              TO MERGE, CREATING SECOND LARGEST COMMERCIAL INSURER


COMBINED COMPANY WILL BE A LEADING PROVIDER OF COMMERCIAL AND PERSONAL PROPERTY
     CASUALTY INSURANCE DISTRIBUTED THROUGH INDEPENDENT AGENTS AND BROKERS

                 MERGER OF EQUALS ENHANCES GROWTH OPPORTUNITIES

      COMBINED COMPANY WILL HAVE TOTAL SHAREHOLDERS' EQUITY OF $20 BILLION

SAINT PAUL, MINN. AND HARTFORD, CONN. (NOVEMBER 17, 2003) - The St. Paul Companies, Inc. (NYSE: SPC) and Travelers Property Casualty Corp. (NYSE: TAP.A and TAP.B) today announced that they have signed a definitive merger agreement that will create the nation's second largest commercial insurer, to be known as The St. Paul Travelers Companies. The combined company will be a leading provider of property casualty insurance products distributed through independent agents and brokers and one of the largest financial services companies in the United States. It is expected to have total assets of $107 billion, shareholders' equity of $20 billion, total capital of $26 billion and net written premiums of $20 billion. With unparalleled product breadth and geographic reach, the combined entity will be uniquely positioned as the property casualty insurer of choice for agents, brokers and customers across the United States.

The Board of Directors of each company has unanimously agreed to the tax-free, stock-for-stock merger. Under the terms of the merger agreement, holders of Travelers Class A and Class B common stock will each receive 0.4334 St. Paul common shares for each Travelers share. The combined company is expected to pay dividends at the annual rate of $0.88 per share. In addition, The St. Paul expects to pay a special dividend to its shareholders prior to the closing, so that in 2004, shareholders of The St. Paul will receive dividends amounting to The St. Paul's current indicated annual rate of $1.16 per share. The transaction is subject to customary closing conditions, including the approval by the shareholders of both companies as well as certain regulatory approvals. The transaction is expected to close in the second quarter of 2004.

The St. Paul Travelers Companies will remain a Minnesota corporation and will have its corporate headquarters in Saint Paul, Minnesota. The specialty insurance lines, which will be known as St. Paul Specialty, will be based in Saint Paul. The St. Paul's international business will continue to be based in London. The combined company's commercial lines and personal lines business will be consolidated under the Travelers brand and based in Hartford, Connecticut. The company will also continue to own The St. Paul's nearly 80 percent interest in Nuveen Investments, an asset management company serving affluent and high net worth investors.

Jay S. Fishman, 51, chairman and chief executive officer of The St. Paul, will serve as chief executive officer of the combined company, reporting to the new Board of Directors. Robert I. Lipp, 65, chairman and chief executive officer of Travelers, will serve as the company's executive chairman until January 1, 2006, at which time it is anticipated that Mr. Fishman will become chairman as well as chief executive officer. The new Board of Directors will consist of all current outside directors of both companies as well as Mr. Lipp and Mr. Fishman, resulting in a total of 12 directors from Travelers and 11 from The St. Paul.

Mr. Fishman said, "This transaction represents a unique and compelling opportunity to create one of the nation's largest and strongest property and casualty insurers, with enhanced prospects for strong and consistent earnings growth. At a time of industry consolidation, we are putting together two outstanding companies with excellent brands and reputations, and similar operating discipline and underwriting skills, to create a significantly larger and more diversified enterprise with a greater ability to assume and manage risk.

"From a financial standpoint," Mr. Fishman continued, "I expect the transaction to enhance growth opportunities and enable the combined company to benefit from improved efficiencies and economies of scale."

Mr. Lipp said, "We are very excited about the combination of these two financially strong industry leaders. This transaction brings together two companies with similar performance-based cultures and highly complementary product offerings and geographic reach. With efficient operations, a sound balance sheet, superior technology and a strong national distribution network, the combined company will be well positioned for the long-term in an environment that favors stability and strength."

The combined company will have a leading position in national accounts, which is a traditional strength of Travelers, and in the highly attractive middle market and small commercial agency businesses. The combination will also benefit from The St. Paul's expertise and focus in specialty lines. The company will rank #2 in domestic commercial lines, #2 in agent distributed personal lines, #5 overall among domestic property and casualty companies, and will be one of the top three commercial insurers in 42 states and the District of Columbia, according to direct written premium data compiled by AM Best.

Mr. Lipp continued, "Jay and I look forward to working very closely with the seasoned and talented management teams at The St. Paul and Travelers, to see that the combined company achieves its full potential. I am particularly eager to collaborate with Jay on strategic issues once the companies are combined, as we map out a long-term strategy to further solidify the company's position as a leading agency-based insurer."

The companies also announced today that Charles J. Clarke, president of Travelers, will become vice chairman of The St. Paul Travelers Companies. Douglas G. Elliot, currently chief operating officer of Travelers, will become chief executive officer of the combined general commercial and personal lines businesses. T. Michael Miller, executive vice president and chief executive officer of Specialty Commercial at The St. Paul, will become chief executive officer of the combined specialty insurance operations. Marita Zuraitis, chief executive officer of The St. Paul's commercial insurance operations, will become executive vice president of the combined company, initially focused on the integration process. She will also work with Mr. Fishman on operational strategy. Brian MacLean, executive vice president of claim at Travelers and Timothy M. Yessman, chief executive officer of claim at The St. Paul, will both become executive vice presidents in the combined claim operation. John A. MacColl, currently vice chairman of The St. Paul, will continue as a vice chairman of the combined company.

As a result of the combination, The St. Paul Travelers Companies, its shareholders, employees, agents, and customers should benefit from its:

-     Considerable financial strength.

-     Depth and breadth of product offerings.

- Strong distribution presence with enhanced geographic coverage across the U.S.

-     Experienced and well-regarded management team.

-     Successful track record in integrating businesses.

- Enhanced growth opportunities, with greater diversity and stability of earnings.

-     Greater efficiencies and economies of scale.



STRONG COMMITMENTS TO SAINT PAUL AND HARTFORD

"We are committed to maintaining a strong presence in both Saint Paul and Hartford, where the two companies have long played meaningful financial, civic and philanthropic roles in their respective home cities," Mr. Fishman and Mr. Lipp said. "We are confident that this transaction will yield tangible benefits to both communities. Saint Paul will serve as the corporate headquarters of our significantly larger and stronger financial services company and also will be home to our specialty lines business. At the same time, Hartford will be the base of operations for our commercial lines and personal lines businesses."

Travelers was advised by Citigroup Global Markets and Lehman Brothers. Simpson Thacher & Bartlett LLP acted as Travelers' legal counsel. The St. Paul was advised in the transaction by Goldman Sachs and Merrill Lynch. Davis Polk & Wardwell acted as legal counsel for The St. Paul.

                                      # # #

WEBCAST: http://travelers.com/investor or http://stpaul.com

The managements of The St. Paul and Travelers will discuss the proposed merger via webcast at 9 a.m. (EDT) today. Following the live event, an audio playback of the webcast will be available and the slide presentation will be archived at the web sites noted above. To listen to the webcast or the playback, click on one of the links above.

ABOUT THE ST. PAUL COMPANIES

The St. Paul Companies is headquartered in Saint Paul, Minnesota, and provides commercial property-liability insurance and asset management services. The St. Paul reported 2002 revenue from continuing operations of $8.92 billion and total assets of $39.96 billion, and ranks No. 207 on the 2002 Fortune 500 list of largest U.S. companies. For additional information about The St. Paul's quarterly results, go to the Investor Relations section of The St. Paul's web site: www.stpaul.com.

ABOUT TRAVELERS PROPERTY CASUALTY CORP.

Travelers Property Casualty Corp. (NYSE: TAP.A. and TAP.B) is a leading provider of a wide range of insurance products. The Company is the second largest writer of homeowners and auto insurance through independent agents. Travelers is the third largest commercial lines insurer, providing a broad range of insurance products including workers' compensation, integrated disability, property, liability, specialty lines, surety bonds, inland/ocean marine, and boiler and machinery. For more information on Travelers products, see www.travelers.com.

CONTACTS:

FOR THE ST. PAUL COMPANIES

Media:  Shane Boyd

651.310.3846
shane.boyd@stpaul.com

Investors:  Laura Gagnon
651.310.7696
laura.gagnon@stpaul.com

FOR TRAVELERS PROPERTY CASUALTY CORP.

Media:  Keith Anderson
860.954.6390

Institutional Investors:  Maria Olivo
860.277.8330

Individual Investors:  Marc Parr
860.277.0779

This release contains certain forward-looking information about Travelers Property Casualty Corp. ("Travelers"), The St. Paul Companies, Inc. ("The St. Paul") and the combined company after completion of the transactions that are intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Words such as "expect", "feel", "believe", "will", "may", "anticipate", "plan", "estimate", "intend", "should" and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of Travelers and The St. Paul, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements.

Some other risks and uncertainties include, but are not limited to: those discussed and identified in public filings with the Securities and Exchange Commission (the "SEC") made by Travelers and The St. Paul; the inability to obtain price increases due to competition or otherwise; losses due to foreign currency exchange rate fluctuations and losses in investment portfolios, which could be adversely impacted by adverse developments in U.S. and global financial markets, interest rates and rates of inflation; weakening U.S. and global economic conditions; insufficiency of, or changes in, loss reserves; the occurrence of catastrophic events, both natural and man-made, including terrorist acts, with a severity or frequency exceeding our expectations; exposure to, and adverse developments involving, environmental claims and related litigation; the impact of claims related to exposure to potentially harmful products or substances, including, but not limited to, lead paint, silica and other potentially harmful substances; adverse changes in loss cost trends, including inflationary pressures in medical costs and auto and home repair costs; developments relating to coverage and liability for mold claims; the effects of corporate bankruptcies on surety bond claims; adverse developments in the cost, availability and/or ability to collect reinsurance; the ability of our subsidiaries to pay dividends to us; adverse outcomes in legal proceedings; judicial expansion of policy coverage and the impact of new theories of liability; the impact of legislative actions, including federal and state legislation related to asbestos liability reform; larger than expected assessments for guaranty funds and mandatory pooling arrangements; a downgrade in claims-paying and financial strength ratings; the loss or significant restriction on the ability to use credit scoring in the pricing and underwriting of policies; amendments and changes to the risk-based capital requirements; the ability to achieve the cost savings and synergies contemplated by the proposed merger; the effect of regulatory conditions, if any, imposed by regulatory agencies; the reaction of Travelers' and The St. Paul's customers and policyholders to the transaction; the ability to promptly and effectively integrate the businesses of Travelers and The St. Paul; and diversion of management time on merger-related issues.

Readers are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof. Neither Travelers nor The St. Paul undertakes any obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Readers are also urged to carefully review and consider the various disclosures in Travelers' and The St. Paul's various SEC reports, including but not limited to Annual Reports on Form 10-K for the year ended December 31, 2002 and Quarterly Reports on Form 10-Q for the reporting periods of 2003.

                                       ###

                             ADDITIONAL INFORMATION

      This filing may be deemed to be solicitation material in respect of the proposed merger of Travelers and The St. Paul. In connection with the proposed transaction, a registration statement on Form S-4 will be filed with the SEC. SHAREHOLDERS OF TRAVELERS AND SHAREHOLDERS OF THE ST. PAUL ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE JOINT PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The final joint proxy statement/prospectus will be mailed to shareholders of Travelers and shareholders of The St. Paul. Investors and security holders will be able to obtain the documents free of charge at the SEC's website, www.sec.gov, from Travelers Property Casualty Corp., One Tower Square, Hartford, Connecticut 06183, Attention: Investor Relations, or from The St. Paul Companies, Inc., 385 Washington Street, Saint Paul, Minnesota 55102,
Attention: Investor Relations.


                       INFORMATION REGARDING PARTICIPANTS

      Travelers, The St. Paul and their respective directors and executive officers and other members of management and employees may be deemed to participate in the solicitation of proxies in respect of the proposed transactions. Information regarding Travelers' directors and executive officers is available in Travelers' proxy statement for its 2003 annual meeting of shareholders, which was filed with the SEC on March 17, 2003, and information regarding The St. Paul's directors and executive officers is available in The St. Paul's proxy statement for its 2003 annual meeting of shareholders, which was filed on March 28, 2003, as supplemented by the Additional Materials filed pursuant to Schedule 14A of the Securities Exchange Act of 1934, as amended, on April 7, 2003. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.